UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: July 16, 2008
(Date of earliest event reported)
McAfee, Inc.
(Exact Name of Registrant as specified in Charter)

Delaware (State or other Jurisdiction of incorporation)	Commission File No.: 001-31216	77-0316593 (I.R.S. Employer Identification No.)
3965 Freedom Circle
Santa Clara, California 95054
(Address of Principal Executive Offices, including zip code)
(408) 346-3832
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
As a result of recent discussions with the RiskMetrics Group’s ISS Governance Services, McAfee, Inc. (“McAfee”) hereby confirms the following information as of March 31, 2008:

Available shares from all equity plans:
1997 Stock Incentive Plan	905,893
1993 Stock Option Plan for Outside Directors	767,392
Foundstone, Inc. 2000 Stock Plan	380,875
SafeBoot Option Plan 2006	14,979
TOTAL:	2,069,139
Outstanding (granted but unvested) full-value awards	3,995,546
Outstanding (granted but unexercised) stock options	12,365,176
Weighted-average exercise price for these outstanding stock options	$26.01
Weighted-average remaining term for these outstanding stock options	7.07 years

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McAfee, Inc.
Date: July 16, 2008	By:	/s/ Mark D. Cochran
Mark D. Cochran
Executive Vice President and General Counsel